UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                December 8, 2005
                             ----------------------
                        Date of Report (Date of earliest
                                 event reported)

                       ESTERLINE TECHNOLOGIES CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                      001-06357             13-2595091
--------------------------------  -----------------------  ---------------------
  (State or Other Jurisdiction          (Commission           (IRS Employer
       of Incorporation)                 File No.)          Identification No.)

 500-108th Avenue NE, Bellevue, Washington                          98004
--------------------------------------------------------------------------------
  (Address of principal executive offices)                       (Zip Code)

                                 (425) 453-9400
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

     On December 8, 2005, Esterline Technologies Corporation (the "Company") issued a press release announcing financial results for the three months and fiscal year ended October 28, 2005 and announcing that it will restate its financial statements included in the annual report on Form 10-K for the year ended October 29, 2004 and its unaudited interim financial statements included in its quarterly reports on Form 10-Q for the first three quarters of fiscal 2005. As described in more detail under Item 4.02(a), the Company identified the need to restate prior periods to account for its stock option grants as variable awards rather than fixed awards under Accounting Principles Board No. 25 (APB No. 25). The restatement for variable accounting has no impact on the Company's net cash flow or liquidity. A copy of the press release is attached hereto as
Exhibit 99.1. The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) Prior to the fourth quarter of fiscal 2005, the Company accounted for stock option grants as fixed awards under APB No. 25 and disclosed in the footnotes to the financial statements the expense based on the fair value of stock options pursuant to SFAS No. 123. While reviewing accounting methods in connection with the year-end closing process, the Company determined that stock option grants under our plans required variable rather than fixed accounting treatment under APB No. 25. Variable accounting should have been used because the cashless exercise process, in which participants were permitted to elect to pay the option exercise price and statutory taxes by surrendering shares subject to the grant, resulted in the inability to fix on the date of grant the number of shares an optionee receives upon exercise. As a result, after assessing the materiality of the impact of variable accounting on the Company's financial statements and reviewing and discussing its assessment with the Company's Audit Committee of the Board of Directors, the Board of Directors and independent registered public accounting firm, the Company concluded on December 8, 2005 that its financial statements included in the annual report on Form 10-K for the fiscal year ended October 29, 2004 and in the quarterly reports on Form 10-Q for the periods ended January 28, 2005, April 29, 2005, and July 29, 2005 should no longer be relied upon. The Company's management and the Audit Committee of the Company's Board of Directors discussed the restatement and the matters disclosed in this current report on Form 8-K with the Company's independent registered public accounting firm.

     The Company expects to file restated financial statements for the fiscal year ended October 29, 2004 in an annual report on Form 10-K/A and restated financial statements for the periods ended January 28, 2005, April 29, 2005, and July 29, 2005 in quarterly reports on Form 10-Q/A in early January 2006. A copy of the press release is attached hereto as Exhibit 99.1. In addition, this current report on Form 8-K and the press release contain statements intended as "forward-looking statements," which are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.       Description
-----------       -----------

99.1 Press release announcing financial results issued by Esterline Technologies Corporation dated December 8, 2005.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           ESTERLINE TECHNOLOGIES CORPORATION



Dated:  December 8, 2005                   By:  /s/ Robert D. George
                                                --------------------------------
                                                Name:  Robert D. George
                                                Title: Vice President,
                                                       Chief Financial Officer,
                                                       Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1 Press release announcing financial results issued by Esterline Technologies Corporation dated December 8, 2005.